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                                                                   EXHIBIT 10.73

                                  AMENDMENT TO
                              LINE OF CREDIT NOTE

     THIS AMENDMENT TO LINE OF CREDIT NOTE (this "AMENDMENT") is effective as of December 22, 1999, by and among KNOLOGY, Inc., a Delaware corporation (the "MAKER") and InterCall, Inc., a Delaware corporation (the "LENDER").


     WHEREAS, the Lender is the holder of that certain Line of Credit Note of the Company issued on December 22, 1999 (the "NOTE"), whereby, the Maker promises to pay to the Holder the principal amount of up to Thirty Million Four Hundred Thousand Dollars ($30,400,000), or so much thereof as may be advanced from time to time under that certain Loan Agreement, dated December 22, 1999, between the Maker and the Holder; and

     WHEREAS, the Maker and the Lender desire to amend the Note so that the Note is governed by and construed under and in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof).

     NOW THEREFORE, intending to be legally bound, and in consideration of these premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The last paragraph of the Note is hereby deleted and replaced in its entirety with the following:

     "This Note shall be governed by and construed under and in accordance with the laws of the State of Delaware (but not including the choice of law rules thereof)."

     2. Except as otherwise provided herein, all terms, provisions, covenants, representations, warranties, agreements and conditions of the Note shall remain unchanged and in full force and effect.

     3. This Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (other than the choice-of-law rules thereof).

     4. From and after the execution of this Amendment by the parties hereto, any reference to the Note shall be deemed to be a reference to the Note as amended hereby.
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     5    Capitalized terms not otherwise defined herein shall have the meaning set forth in the Note.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment in one or more counterparts, with the corporate parties acting by and through their duly authorized officers, to be effective as of the date first above written.

                                       KNOLOGY, INC.

                                       By: /s/ CHAD WACHTER
                                          -----------------------------------
                                       Name:  Chad Wachter
                                       Title: Vice President, General Counsel
                                              and Secretary


                                       INTERCALL, INC.

                                       By: /s/ BRYAN W. ADAMS
                                          -----------------------------------
                                       Name:  Bryan W. Adams
                                       Title: Vice President
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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
(THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND REGULATIONS PROMULGATED THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.

                              LINE OF CREDIT NOTE

$ 30,400,000                                                   December 22, 1999


                  FOR VALUE RECEIVED, KNOLOGY, Inc., a Delaware corporation (the "MAKER"), promises to pay to the order of InterCall, Inc., a Delaware corporation, or assigns (the "LENDER" or the "HOLDER"), at 1211 O.G. Skinner Drive, West Point, Georgia 31833, or at such other place as the Holder of this Note may from time to time designate, the principal amount of Thirty Million Four Hundred Thousand Dollars ($30,400,000), or so much thereof as may be advanced from time to time under that certain Loan Agreement, dated as of even date herewith, between the Maker and the Lender (the "LOAN AGREEMENT"), and remains outstanding, together with accrued and unpaid interest on such advances at the rate of eleven and seven-eighths percent (11.875%) per annum as follows:

                  The Holder hereby is given the right, on or prior to March 31, 2000 (the "MATURITY DATE"), to convert the entire outstanding principal amount of this Note, together with all interest accrued thereon, into (i) options to purchase the numbers of shares of the Maker's Series A Preferred Stock, par value $.01 per share, equal in the aggregate to the quotient of (A) all principal and interest due under this Note on the date of such conversion divided by (B) _____, and (ii) the Residual Note hereinafter described. The exercise prices per share of the Maker's Series A Preferred Stock for which the Holder may purchase the shares issuable under the options, and the terms and conditions of the options, shall be specified by the Holder in its reasonable discretion. The options may be assigned by the Holder, in whole or in part, to its affiliates and by Holder or its affiliates to one or more stock or option holders of its affiliates. The Residual Note shall provide that within five (5) business days after each receipt by the Maker of the exercise price payable under any option, issued to the Holder upon the conversion of this Note (whether or not

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the Holder is then the owner of such options), that is exercised, the Maker shall pay to the Holder an amount equal to such exercise price.

                  If the Holder notifies the Maker in writing of the Holder's election not to convert this Note on or prior to the Maturity Date, then the entire outstanding principal amount of this Note, together with all interest accrued thereon, shall be due and payable in full in cash on the Maturity Date.

                  This Note may be prepaid only with the prior written consent of the Lender.

                  All payments of cash hereunder shall be made in lawful money of the United States of America, without offset.

                  All capitalized terms used herein which are not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  This Note is the Note referred to in the Loan Agreement and evidences the Line of Credit Loan advanced or to be advanced by the Lender to or for the benefit of the Maker as borrower under the Loan Agreement. Neither the reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker to pay the principal amount hereof, together with interest accrued thereon, when due, in accordance with the terms hereof.

                  The occurrence of an Event of Default under the Loan Agreement shall constitute an event of default ("EVENT OF DEFAULT") hereunder. Upon the occurrence of any such Event of Default hereunder, the entire outstanding principal amount hereof, and all accrued and unpaid interest thereon, and any other amounts due under the Loan Agreement, at the option of the Holder, shall be accelerated and shall be immediately due and payable in cash, and in addition thereto, and not in substitution therefor, the Holder shall be entitled to exercise any one or more of the rights and remedies provided by applicable law, or as provided in the Loan Agreement. Failure to exercise said option or to pursue such other rights and remedies shall not constitute a waiver of such option or such other rights and remedies or of the right to exercise any of the same in the event of any subsequent Event of Default.

                  The Maker promises to pay all costs and expenses (including without limitation reasonable attorneys' fees and disbursements) incurred in connection with the collection hereof, and to perform each and every covenant or agreement to be performed by the Maker under this Note, under the Loan Agreement, and under any other instrument relating to the Loan Agreement.

                  Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the place at which a payment is to be made

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hereunder shall be made on the next succeeding day which is a business day in such place, and any such extension of the time of payment shall be included in the computation of interest hereunder.

                  The Maker hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of the Maker.

                  No single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement, or under any other instrument relating to the Loan Agreement shall preclude any other or further exercise thereof or the exercise of any other rights or remedies.

                  Whenever used herein, the words "Maker," "Lender" and "Holder" shall be deemed to include their respective successors and assigns.

                  This Note shall be governed by and construed under and in accordance with the laws of the State of Georgia (but not including the choice of law rules thereof).

                  IN WITNESS WHEREOF, the undersigned has duly executed this Note, or has caused this Note to be duly executed on its behalf, as of the day and year first hereinabove set forth.

                                                 KNOLOGY, INC.

                                                 By:  /s/ CHAD S. WACHTER
                                                    ----------------------------
                                                      Name: Chad S. Wachter
                                                      Title: Vice President and
                                                               General Counsel